UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 5, 2012

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Verizon Communications Inc. (Verizon) will disclose new metrics for its Verizon Wireless segment for the third quarter 2012 in connection with the introduction of its Share Everything Plans, consistent with how management views the revenue generated by the Verizon Wireless segment. As a convenience to investors and other users of our financial information who may want to evaluate these metrics, we are making available in Exhibit 99 unaudited selected operational information for the previous ten quarters. This information is also available on our Investor Relations website at www.verizon.com/investor.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99	Unaudited Verizon Wireless selected historical operational information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	October 5, 2012	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Unaudited Verizon Wireless selected historical operational information.